UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2004

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida		34994

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Agreement and Plan of Merger
Press Release
Slide Show Presentation

Item 1.01. Entry into a Material Definitive Agreement.

     On November 30, 2004, Seacoast Banking Corporation of Florida (“Seacoast”) entered into an Agreement and Plan of Merger, dated as of November 30, 2004 (the “Agreement”), by and among Seacoast, First National Bank & Trust Company of the Treasure Coast, a wholly owned national bank subsidiary of Seacoast (“FNB”), and Century National Bank, a national bank headquarted in Orlando, Florida (“Century”), pursuant to which, among other things, Century will be merged (the “Merger”) with and into FNB, or, in Seacoast’s discretion, another national bank subsidiary of Seacoast.

     Pursuant to the Agreement, Seacoast will pay a total purchase price in the Merger of approximately $46.2 million, which will be comprised of a combination of cash and common stock of Seacoast. Century’s shareholders will be able to elect to receive Seacoast common stock, cash, or a combination of stock and cash in exchange for their Century shares, subject to proration between available Seacoast shares and cash. Seacoast expects to pay up to $15.7 million in cash and to issue up to approximately 1.5 million shares of Seacoast common stock to Century’s shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes on the shares of Century common stock exchanged for Seacoast common stock. The consummation of the Merger is subject to regulatory approval and the approval of Century’s shareholders.

     Pursuant to General Instruction F to the Securities and Exchange Commission’s (the “Commission”) Form 8-K, a copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by this reference.

Item 8.01. Other Events.

     On November 30, 2004, Seacoast issued a press release (the “Press Release”) announcing that Seacoast and Century had entered into the Agreement, as described in Item 1.01 of this Current Report. Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

     Seacoast also scheduled an investor conference call on December 1, 2004 to discuss the Merger. Pursuant to General Instruction F to the Commission’s Form 8-K, the slide show presentation referenced and made available in connection with the investor conference call is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by this reference, and is also available on Seacoast’s Internet website.

     All information included in the Press Release and the slide show presentation is presented as of the respective dates thereof, and Seacoast does not assume any obligation to correct or update such information in the future.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 30, 2004, by and among Seacoast Banking Corporation of Florida, First National Bank & Trust Company of the Treasure Coast and Century National Bank.

99.1	Press release issued on November 30, 2004.

99.2	Slide Show Presentation referenced and made available in connection with the Investor Conference Call on December 1, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ William R. Hahl William R. Hahl
Executive Vice President and
Chief Financial Officer

Date: December 1, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 30, 2004, by and among Seacoast Banking Corporation of Florida, First National Bank & Trust Company of the Treasure Coast and Century National Bank.

99.1	Press release issued on November 30, 2004.

99.2	Slide Show Presentation referenced and made available in connection with the Investor Conference Call on December 1, 2004.